SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2016

MERIDIAN BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-14902	31-0888197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 271-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

On March 24, 2016, Meridian Bioscience, Inc. (“Meridian” or the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) to report the Company’s acquisition of Magellan (defined below) pursuant to the Agreement and Plan of Merger, dated as of March 24, 2016 (the “Merger Agreement”), among Meridian, a merger subsidiary of Meridian (“Merger Sub”), Magellan Biosciences, Inc., a Delaware corporation (“Magellan”), and Ampersand 2006 Limited Partnership, a Delaware limited partnership in its capacity as representative of stockholders (“Stockholder Representative”). This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma financial information described below. Capitalized terms used in this Current Report but not defined herein shall have the respective meanings assigned thereto in the Original Filing.

(a)	Financial Statements of Businesses Acquired

The following consolidated financial statements of Magellan Biosciences, Inc. are filed herewith as Exhibit 99.1 to this Form 8-K/A:

i.	Report of Independent Certified Public Accountants

ii.	Consolidated Balance Sheet as of December 31, 2015

iii.	Consolidated Statement of Income and Comprehensive Income for the year ended December 31, 2015

iv.	Consolidated Statement of Stockholders’ Equity for the year ended December 31, 2015

v.	Consolidated Statement of Cash Flows for the year ended December 31, 2015

vi.	Notes to Consolidated Financial Statements for the year ended December 31, 2015

(b)	Pro Forma Financial Information

The following pro forma combined condensed consolidated financial statements of Meridian Bioscience, Inc. are filed herewith as Exhibit 99.2 to this Form 8-K/A:

i.	Introduction to Unaudited Pro Forma Combined Financial Statements

ii.	Unaudited Pro Forma Combined Statement of Operations for the year ended September 30, 2015

iii.	Unaudited Pro Forma Combined Statement of Operations for the six months ended March 31, 2016

iv.	Notes to Unaudited Pro Forma Combined Statements of Operations

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Certified Public Accountants

99.1	Magellan Biosciences, Inc. audited consolidated financial statements as of December 31, 2015

99.2	Meridian Bioscience, Inc. unaudited pro forma financial statements as of September 30, 2015 and March 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN BIOSCIENCE, INC.

Date: June 6, 2016	By:	/s/ Melissa A. Lueke
Melissa A. Lueke
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)